EXHIBIT 4.6

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                              HARBIN ELECTRIC, INC.

                     Six-Year Warrants to Purchase 2,192,308
                             Shares of Common Stock
                     at an exercise price of $7.80 per share

                      Six-Year Warrants to Purchase 525,830
                             Shares of Common Stock
                    at an exercise price of $10.84 per share

                     Three-Year Warrants to Purchase 769,230
                             Shares of Common Stock
                     at an exercise price of $7.80 per share

                                WARRANT AGREEMENT

                           DATED AS OF AUGUST 30, 2006

                              THE BANK OF NEW YORK,
                         A NEW YORK BANKING CORPORATION

                                  Warrant Agent

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            WARRANT AGREEMENT, dated as of August 30, 2006, between Harbin
Electric, Inc., a Nevada corporation (the "Company"), and The Bank of New York, a New York banking corporation, as warrant agent (the "Warrant Agent") (the "Agreement").

                                    RECITALS

            WHEREAS, the Company proposes to issue to Citadel Equity Fund Limited six-year warrants (the "2012 Warrants") to initially purchase up to an aggregate of 2,718,138 shares of Common Stock, par value $.00001 per share (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the 2012 Warrants being referred to herein as the "2012 Warrant Shares"), in connection with the offering by the Company of 38,000 Units, each consisting of
(i) $1,000 principal amount of the Guaranteed Senior Secured Floating Rate Notes due 2012 of the Company (the "2012 Notes"), (ii) a proportionate share of the 2012 Warrants to purchase 2,192,308 Warrant Shares at an exercise price of $7.80 per share (the "First Tranche 2012 Warrants"), and (iii) a proportionate share of the 2012 Warrants to purchase 525,830 Warrant Shares at an exercise price of $10.84 per share (the "Second Tranche 2012 Warrants").

            WHEREAS, the Company proposes to issue to Merrill Lynch International three-year warrants (the "2009 Warrants" and together with the 2012 Warrants, the "Warrants") to initially purchase up to an aggregate of 769,230 shares of Common Stock at an exercise price of $7.80 per share (the Common Stock issuable on exercise of the 2009 Warrants being referred to herein as the "2009 Warrant Shares" and together with the 2012 Warrant Shares, the "Warrant Shares"), in connection with the offering by the Company of 12,000 Units, each consisting of (i) $1,000 principal amount of the Guaranteed Senior Secured Floating Rate Notes due 2010 of the Company (the "2010 Notes" and together with the 2012 Notes, the "Notes") and (ii) a proportionate share of the 2009 Warrants.

            WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act in connection with the issuance of Warrant Certificates (as defined) and other matters as provided herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.  CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall have the following respective meanings:

            "2009 Warrants" has the meaning set forth in the Recitals.

            "2009 Warrant Share" has the meaning set forth in the Recitals.

            "2010 Notes" has the meaning set forth in the Recitals.

            "2012 Notes" has the meaning set forth in the Recitals.

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            "2012 Warrants" has the meaning set forth in the Recitals.

            "2012 Warrant Share" has the meaning set forth in the Recitals.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings; provided, that notwithstanding the foregoing, for purposes of Section 8(g), "Affiliate" shall have the meaning set forth therein.

            "Board of Directors" means the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such Board of Directors.

            "Business Day" means a day other than a Saturday or Sunday and means any day that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation (including any executive order) to close in either The City of New York or London.

            "Cashless Exercise Ratio" has the meaning set forth in Section 4(a).

            "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg, and its successors.

            "Closing Date" means the date hereof.

            "Commission" means the Securities and Exchange Commission.

            "Common Depositary" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Common Depositary with respect to the Warrants, and any and all successors thereto appointed as Common Depositary hereunder and having become such pursuant to the applicable provision of this Warrant Agreement.

            "Common Stock" has the meaning set forth in the Recitals.

            "Company" has the meaning set forth in the Recitals.

            "Definitive Warrants" has the meaning specified in Section 3.5.

            "Disinterested Director" has the meaning set forth in Section 8(g).

            "Distribution Compliance Period" means the period ending on the first anniversary of the date hereof.

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            "Equity Registration Rights Agreement" means the registration rights agreement, dated as of August 30, 2006, by and between the Company and the purchasers of the Warrants relating to the Warrant Shares.

            "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear system, and its successors.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exercise Period" has the meaning set forth in Section 4(a).

            "Exercise Price" means the applicable amount set forth in the form of Warrant Certificate attached hereto as Exhibit A-1 (in the case of the First Tranche 2012 Warrant), Exhibit A-2 (in the case of the Second Tranche 2012 Warrant) or Exhibit A-3 (in the case of the 2009 Warrant), as adjusted as herein provided.

            "Expiration Date" has the meaning set forth in Section 4(a).

            "Fair Value" has the meaning set forth in Section 8(g).

            "First Tranche 2012 Warrants" has the meaning set forth in the Recitals.

            "Global Warrants" has the meaning specified in Section 3.5.

            "Market Value" has the meaning set forth in Section 4(a).

            "Non-Affiliate Sale" has the meaning set forth in Section 8(g).

            "Notes" has the meaning set forth in the Recitals.

            "Officer" means, with respect to any Person, the Chief Executive Officer, the President, the Chief Financial Officer or any Executive Vice President of such Person.

            "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Warrant Agent.

            "Participant" means, with respect to Euroclear or Clearstream, a Person who has an account with Euroclear or Clearstream.

            "Permanent Global Warrant" has the meaning specified in Section 3.5.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

            "Second Tranche 2012 Warrants" has the meaning set forth in the Recitals.

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            "Transfer Agent" has the meaning set forth in Section 6(b).

            "Warrant Agent" has the meaning set forth in the Recitals.

            "Warrant Certificate" has the meaning set forth in Section 3.1.

            "Warrant Countersignature Order" has the meaning set forth in
Section 3.2.

            "Warrant Registrar" has the meaning set forth in Section 3.3.

            "Warrant Shares" has the meaning set forth in the Recitals.

            "Warrants" has the meaning set forth in the Recitals.

SECTION 2.  APPOINTMENT OF WARRANT AGENT.

            The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement and the Warrant Agent hereby accepts such appointment.

SECTION 3.  ISSUANCE OF WARRANTS; WARRANT CERTIFICATES

      3.1 FORM AND DATING.

            (a) General.

            The Warrants and the Warrant Shares may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of the countersignature.

            The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

            (b) Global Warrants.

            The Warrants shall be issued from time to time initially in the form of global warrants (each a "Global Warrant"). Global Warrants shall be substantially in the form of Exhibit A-1 (in the case of the First Tranche 2012 Warrants), Exhibit A-2 (in the case of the Second Tranche 2012 Warrant), and Exhibit A-3 (in the case of the 2009 Warrants) attached hereto (including the Global Warrant Legend and the Regulation S Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto, each a "Warrant Certificate"). Definitive Warrants shall be substantially in the form of Exhibit A-1 (in the case of the First Tranche 2012 Warrants), Exhibit A-2 (in the case of the Second Tranche 2012 Warrants), and Exhibit A-3 (in the case of the 2009 Warrants) attached hereto, but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto. Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the holder thereof as required by Section 3.5 hereof. Each Global Warrant shall be deposited with the Common Depositary, which shall hold such Global Warrant in safe custody for the account of Euroclear and/or Clearstream and instruct Euroclear or Clearstream or both of them, as the case may be, to credit the number of Warrants represented by such Global Warrant to the holder's distribution account with Euroclear or Clearstream.



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            (c) Euroclear and Clearstream Procedures Applicable.

            The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Global Warrants that are held by Participants through Euroclear or Clearstream.

      3.2 EXECUTION

            An Officer shall sign the Warrants on behalf of the Company by manual or facsimile signature.

            If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

            A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been properly issued under this Warrant Agreement.

            The Warrant Agent shall, upon a written order of the Company signed by an Officer (a "Warrant Countersignature Order"), countersign Warrants for original issue up to the number stated in the preamble hereto.

            The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as the Warrant Agent to deal with the Company or an Affiliate of the Company.

      3.3 WARRANT REGISTRAR AND COMMON DEPOSITARY

            The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("Warrant Registrar"). The Warrant Registrar shall keep a register of the Warrants and of their registration of transfer and exchange (the "Warrant Register"). The Company may appoint one or more co-Warrant Registrars. The term "Warrant Registrar" includes any co-Warrant Registrar. The Company may change any Warrant Registrar without notice to any holder. The Company shall notify the Warrant Agent in writing of the name and address of any agent not a party to this Warrant Agreement. If the Company fails to appoint or maintain another entity as Warrant Registrar, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Registrar.

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            The Company initially appoints the Warrant Agent to act as the
Warrant Registrar with respect to the Global Warrants.

            The Company initially appoints the Warrant Agent to act as Common Depositary with respect to the Global Warrants.

      3.4 HOLDER LISTS

            The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all holders of Warrants. If the Warrant Agent is not the Warrant Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the holders.

      3.5 TRANSFER AND EXCHANGE

            (a) In accordance with the terms of this Warrant Agreement, the Warrant Agent shall deliver at the cost of the Company, upon not less than 45 days' notice to the Warrant Agent by Euroclear or Clearstream, the relevant Warrants in definitive, bearer form ("Definitive Warrants") in exchange for interests in such Global Warrant. For this purpose, the Warrant Agent is authorized and it shall (A) authenticate each such Definitive Warrant and (B) deliver each such Definitive Warrant to or to the order of Euroclear or Clearstream, in exchange for interests in such Global Warrant. The Warrant Agent shall promptly notify the Company upon receipt of a request for issue of Definitive Warrants the aggregate number of Warrants represented by the relevant Global Warrant to be exchanged in connection therewith. The Company undertakes to deliver to, or to the order of, the Warrant Agent sufficient numbers of duly executed Definitive Warrants to enable the Warrant Agent to comply with its obligations under this Section 3.5(a). Transfer of a Global Warrant by the Common Depositary to another shall be limited to transfer of such Global Warrant in whole, but not in part, to nominees of Euroclear or Clearstream, to a successor of Euroclear or Clearstream, such successor's nominee, or such depositary other than the Common Depositary (or its nominee) as the Company may designate. Notwithstanding the above, interests in a Global Warrant shall be exchangeable in whole (but not in part) at the cost of the Company for Definitive Warrants if either Euroclear or Clearstream or any other relevant clearing system ceases to operate as a clearing system (other than by reason of public holiday) or announces an intention to permanently cease business and it shall not be practicable to transfer the relevant Warrants to another clearing system within 90 days.

            (b) Upon any exchange of an interest in a Global Warrant for Definitive Warrants, the relevant Global Warrant shall be endorsed by the Warrant Agent to reflect the reduction of the number of Warrants so exchanged. Until exchanged in full, the holder of any interest in any Global Warrant shall in all respects be entitled to the same benefits under this Warrant Agreement as Definitive Warrants authenticated and delivered hereunder. Once exchanged in full, a Global Warrant shall be canceled and disposed of by the Warrant Agent in accordance with its customary procedures.



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            (c) The Warrant Agent shall cause all Global Warrants and Definitive
Warrants delivered to it and held by it hereunder to be maintained in safe custody in accordance with this Section 3.5, and shall ensure that such Warrants are issued only in accordance with the provisions of this Warrant Agreement.

            (d) The Warrant Agent shall be entitled to treat a telephone, telex or facsimile communication from a person purporting to be (and who the Warrant Agent believes in good faith to be) the authorized representative of the Company, named in a list furnished to the Warrant Agent from time to time, as sufficient instructions and authority of the Company for the Warrant Agent to act in accordance with this Section 3.5.

            (e) Title to the Warrants shall pass by delivery. However, title to Warrants issued in the form of Global Warrants held through Euroclear and Clearstream shall be transferable only in accordance with the rules and procedures of Euroclear and Clearstream, as appropriate.

            (f) General Provisions Relating to Transfers and Exchanges

                  (1) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Registrar's request.

                  (2) The Company hereby agrees and instructs the Warrant Agent that the Warrant Registrar shall not register the proposed transfer of any beneficial interest in, or proposed exercise of any right in, any Warrant, unless the Warrant Registrar shall have first received certification in the form of Exhibit B hereto that such transfer or exercise is made in accordance with the provisions of Regulation S.

                  (3) The Warrant Register shall be in written form in the English language and shall include a record of the certificate number of each Warrant issued, and shall show the number of Warrants, the date of issue, all subsequent transfer and changes of ownership in respect thereof and the names, tax identifying numbers (if relevant to a specific holder) and addresses of the holders.

                  (4) The Warrant Registrar shall at all reasonable times during office hours make the Warrant Register available to the Company, the Warrant Agent, the holders of Warrants or any person authorized by the Company in writing for inspection and for the taking of copies thereof or extracts therefrom, and at the expense of the Company, the Warrant Registrar shall deliver to such persons all lists of holders of Warrants, their addresses, number of holdings and other details as they may request.

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                  (5) The Warrant Registrar shall only register the transfer of an interest in a Warrant if the requested transfer is (i) to the Company (including its affiliates); (ii) being made by a person who has provided the Warrant Registrar with a certification in the form of Exhibit B hereto; (iii) pursuant to an effective registration statement under the Securities Act with certification to that effect from such holder; or (iv) being transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 thereunder), with a certification to that effect from such holder and an opinion of counsel from such holder or the transferee reasonably acceptable to the Company and to the Warrant Registrar to the effect that such transfer is in compliance with the Securities Act.

                  (6) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Company or the Warrant Agent may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith and may require that a Person receiving Definitive Warrants must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Definitive Warrants in person at the offices of an Warrant Agent.

                  (7) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

                  (8) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent, and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and none of the Warrant Agent, or the Company shall be affected by notice to the contrary.

                  (9) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.2 hereof.

            (g) Facsimile Submissions to Warrant Agent

            All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Registrar pursuant to this Section 3.5 to effect a registration of transfer or exchange may be submitted by facsimile.

            Notwithstanding anything herein to the contrary, as to any certificates and/or certifications delivered to the Warrant Registrar pursuant to this Section 3.5, the Warrant Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits B attached hereto. The Warrant Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this Section 3.5, the Warrant Registrar may rely upon, and be fully protected in relying upon, such opinions.


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      3.6 REPLACEMENT WARRANTS

            If any mutilated Warrant is surrendered to the Warrant Agent or the Company and the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the holder that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent, any Agent and any agent for purposes of the countersignature from any loss that any of them may suffer if a Warrant is replaced. The Company may charge any holder of Warrants for the Company's expenses in replacing a Warrant.

            Every replacement Warrant is an additional warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

      3.7 TEMPORARY WARRANTS

            Until certificates representing Warrants are ready for delivery, the Company may prepare and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall issue temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that the Company considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

            Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

      3.8 CANCELLATION

            Subject to Section 3.5(g) hereof, the Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar and Warrant Agent shall forward to the Warrant Agent any Warrants surrendered to them for registration of transfer, exchange or exercise. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirement of the Exchange Act). Upon the Company's written request, certification of the destruction of all cancelled Warrants shall be delivered to the Company. The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

SECTION 4. SEPARATION OF WARRANTS; EXERCISE OF WARRANTS; TERMS OF WARRANTS



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            (a) The Notes and Warrants will be separately transferable from the date hereof. Subject to the terms of this Agreement, (i) each holder of 2012 Warrants shall have the right, which may be exercised during the period (the "2012 Warrant Exercise Period") commencing at the opening of business on the date hereof and until 5:00 p.m., New York City time on August 30, 2012 (the "2012 Warrant Expiration Date"), and (ii) each holder of 2009 Warrants shall have the right, which may be exercised during the period (the "2009 Warrant Exercise Period", with the 2009 Warrant Exercise Period and the 2012 Warrant Exercise Period also referred to herein as applicable "Exercise Period") commencing at the opening of business on the date hereof and until 5:00 p.m., New York City time on August 30, 2009 (the "2009 Warrant Expiration Date", with the 2009 Warrant Expiration Date and the 2012 Warrant Expiration Date also referred to herein as the applicable "Expiration Date"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the applicable Exercise Price (i) in cash, by wire transfer or by certified or official bank check payable to the order of the Company, (ii) by tendering Notes having a principal amount at the time of tender equal to the applicable Exercise Price then in effect, (iii) by tendering Warrants as set forth below or (iv) any combination of cash, Notes or Warrants. Each holder may elect, upon exercise of its Warrants during the applicable Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder will receive such number of Warrant Shares as shall equal the product of (A) the number of Warrant Shares for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (B) the Cashless Exercise Ratio. The "Cashless Exercise Ratio" shall be calculated by the Company and shall equal a fraction the numerator of which is the Market Value (as defined below) per share of Common Stock minus the applicable Exercise Price per share as of the date of exercise and the denominator of which is the Market Value per share on the date of exercise. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the applicable Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. The Warrant Agent shall have no obligation to calculate the Cashless Exercise Ratio. No adjustments as to dividends will be made upon exercise of the Warrants.

            The "Market Value" per share of Common Stock as of any date shall equal (i) if Common Stock is primarily traded on a securities exchange, the last sale price on such securities exchange on the trading day immediately prior to the date of determination, or if no sale occurred on such day, the mean between the closing "bid" and "asked" prices on such day, (ii) if the principal market for Common Stock is in the over-the-counter market, the closing sale price on the trading day immediately prior to the date of the determination, as published by the National Association of Securities Dealers Automated Quotation System or similar organization, or if such price is not so published on such day, the mean between the closing "bid" and "asked" prices, if available, on such day, which prices may be obtained from any reputable pricing service, broker or dealer, and
(iii) if neither clause (i) nor clause (ii) is applicable, the fair market value on the date of determination of Common Stock as determined in good faith by the Board of Directors of the Company based on a written opinion of an internationally recognized investment banking, appraisal or valuation firm that is not an Affiliate of the Company.


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            (b) In order to exercise all or any of the Warrants represented by a
Warrant Certificate, (i) in the case of a Definitive Warrant, the holder thereof must surrender upon exercise the Warrant Certificate to the Company at the corporate trust office of the Warrant Agent set forth in Section 15 hereof, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Common Depositary as the holder of such book-entry interest must comply with the Common Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of interests in both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, shall deliver to the Company at the corporate trust office of the Warrant Agent the form of election to purchase on the reverse thereof duly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the applicable Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in accordance with Section 4(a) hereof.

            (c) Subject to the provisions of Section 5 hereof, upon compliance with clause (b) above, the Company shall deliver or cause to be delivered with all reasonable dispatch, to or to the written order of the holder and in such name or names as the holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 9 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company or its subsidiaries as described in Section 8(k) hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the applicable Exercise Price in accordance with clause (b) above, the Company shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 9 hereof. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the applicable Exercise Price.

            (d) The Warrants shall be exercisable, at the election of the holders thereof, either in full or in part from time to time. If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the holder, and shall deliver or cause to be delivered the new Warrant Certificate to the Person or Persons entitled to receive the same.

            (e) All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall report promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

            (f) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders which shall be allowed upon prior written request with reasonable notice and during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

SECTION 5. PAYMENT OF TAXES

            The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 6. RESERVATION OF WARRANT SHARES

            (a) The Company shall at all times reserve and keep available, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or the authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

            (b) The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company shall supply such Transfer Agent with duly executed certificates for such purposes and shall provide or otherwise make available any cash which may be payable as provided in Section 9 hereof. The Company shall furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 10 hereof.

            (c) Before taking any action which would cause an adjustment pursuant to Section 8 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

            (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

SECTION 7. OBTAINING STOCK EXCHANGE LISTINGS.

            The Company shall from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on a principal securities exchange, automated quotation system or other market within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

SECTION 8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE

            The applicable Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8; provided that in no event shall the applicable Exercise Price be less than $0.01 per share of Common Stock. For purposes of this Section 8, "Common Stock" includes shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

            In addition to the adjustments required under this Section 8, the Company may, at any time, reduce the applicable Exercise Price to any amount greater than or equal to $0.01 per share for any period of time (but not less than 20 Business Days) deemed appropriate by the Board of Directors of the Company.

            (a) Adjustment for Change in Capital Stock.

            If the Company (i) pays a dividend or makes a distribution on its Common Stock payable in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares,
(iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the applicable Exercise Price in effect immediately prior to such action shall, subject to the proviso to the first sentence of the first paragraph of this Section 8, be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action as if such Warrant had been exercised immediately prior to such action.

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the applicable Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) Adjustment for Rights Issue.

            If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date set forth below to subscribe for shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock, in either case, at a price per share less than the Fair Value (as defined in subsection (g) of this Section 8) per share on that record date, the applicable Exercise Price shall be adjusted in accordance with the formula:

                         O   +   N x P
                              ----------
         E'    =   E    x         M
                          -----------------------
                             O + N

where:

              E'   =    the adjusted Exercise Price.

              E    =    the then current Exercise Price.

              O    =    the number of shares of Common Stock outstanding on
                        the record date.

              N    =    the number of additional shares of Common Stock
                        issued pursuant to such rights, options or warrants.

              P    =    the aggregate price per share of the additional
                        shares of Common Stock.

              M    =    the Fair Value per share of Common Stock on the record
                        date.

            The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the applicable Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

            (c) Adjustment for Other Distributions.

            If the Company distributes to all holders of its Common Stock any of its assets (including cash), debt securities, preferred stock or any rights or warrants to purchase assets (including cash), debt securities, preferred stock or other securities of the Company, the applicable Exercise Price shall be adjusted in accordance with the formula:

        E'    =     E    x     M - F
                            -----------
                                M

where:

              E'   =    the adjusted Exercise Price.

              E    =    the then current Exercise Price.

              M    =    the Fair Value per share of Common Stock
                        on the record date mentioned below.

              F    =    the fair market value on the record date of
                        the debt securities, preferred stock, assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company based on a written opinion of an internationally recognized investment banking, appraisal or valuation firm that is not an Affiliate of the Company.

            The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

            This Section 8(c) shall not apply to cash dividends or other cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. In addition, this Section 8(c) shall not apply to rights, options or warrants referred to in Section 8(b) hereof.

            (d) Adjustment for Common Stock Issue.

            If the Company issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the applicable Exercise Price shall be adjusted in accordance with the formula:

                                       P
                                    ------
        E'    =     E     x    O   +   M
                            -----------------
                               A

where:

              E'   =    the adjusted Exercise Price.

              E    =    the then current Exercise Price.

              O    =    the number of shares of Common Stock outstanding
                        immediately prior to the issuance of such additional shares.

              P    =    the aggregate consideration  received  for the
                        issuance of such additional shares.

              M    =    the Fair Value per share of Common Stock on the date of
                        issuance of such additional shares of Common Stock.

              A    =    the number of shares outstanding of Common Stock
                        immediately after the issuance of such additional shares of Common Stock.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            This subsection (d) shall not apply to:

                  (1) any of the transactions described in subsections (a), (b) or (c) of this Section 8, including, without limitation, the shares of Common Stock issuable upon the exercise thereof,

                  (2) the exercise of Warrants, or the conversion, exchange or exercise of other securities convertible into or exchangeable or exercisable for Common Stock the issuance of which requires an adjustment to be made under Section 8(e),

                  (3) the issuance of Common Stock to employees, officers or directors of the Company or its subsidiaries under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not, together with options exercisable for Common Stock issued under the employee benefit plans referred to Section 8(e)(2), exceed 450,000 shares of the Common Stock through December 31, 2006 (as adjusted proportionally for stock dividends, stock splits, combinations, recapitalizations and the like) and shall not, together with options exercisable for Common Stock issued under the employee benefit plans referred to Section 8(e)(2), exceed 300,000 shares of Common Stock per calendar year thereafter (as adjusted proportionally for stock dividends, stock splits, combinations, recapitalizations and the like)),

                  (4) the issuance of not more than 750,000 shares of Common Stock to shareholders of Harbin Taifu Auto Co. Ltd. (chinese characters) ("Taifu") upon its merger into the Company or share acquisition, share exchange or any other business combination deemed desirable by the Company, or with a subsidiary of the Company, in proportion to their stock holdings of Taifu immediately prior to such merger, upon such merger, provided that if Taifu is an Affiliate of the Company, the Board of Directors shall have obtained a fairness opinion from a internationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, stating that the consideration received in such merger is fair to the Company from a financial point of view,

                  (5) the issuance of Common Stock issuable upon the conversion, exchange or exercise of other securities, warrants, options or similar rights if the conversion, exchange or exercise price is not less than the Fair Value per share of Common Stock at the time the security, warrant, option or right so converted, exchanged or exercised was issued or granted, or

                  (6) the issuance of shares of Common Stock pursuant to rights, options or warrants which were originally issued in a Non-Affiliate Sale (as defined below) together with one or more other securities as part of a unit at a price per unit.

            (e) Adjustment for Convertible Securities Issue.

            If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsections (a), (b) or (c) of this Section 8) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Fair Value per share on the date of issuance of such securities or on the date the Company fixes the offering price of such securities, the applicable Exercise Price shall be adjusted in accordance with the formula:

                                       P
                                    ------
                              O    +   M
        E'  =   E     x    ----------------
                              O    +   D

where:

              E'   =    the adjusted Exercise Price.

              E    =    the then current Exercise Price.

              O    =    the  number  of  shares of Common  Stock  outstanding
                        immediately  prior to the issuance of such securities.

              P    =    the aggregate consideration received for the issuance of
                        such securities.

              M    =    the Fair Value per share of Common Stock on the
                        date of issuance of such securities.

              D    =    the maximum number of shares of Common Stock deliverable
                        upon conversion or in exchange for such securities at the initial conversion, exchange or exercise rate.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities have not been issued when such securities are no longer outstanding, then the applicable Exercise Price shall promptly be readjusted to the applicable Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

            This subsection (e) shall not apply to:

                  (1) convertible securities issued to shareholders of any Person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, provided that if such Person is an Affiliate of the Company, the Board of Directors shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, stating that the consideration received in such merger is fair to the Company from a financial point of view,

                  (2) the issuance of options exercisable for Common Stock to employees, officers or directors of the Company or its subsidiaries under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (e) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not, together with Common Stock issued under the employee benefit plans referred to Section 8(d)(3), exceed 450,000 shares of the Common Stock through December 31, 2006 (as adjusted proportionally for stock dividends, stock splits, combinations, recapitalizations and the like) and shall not, together with Common Stock issued under the employee benefit plans referred to Section 8(d)(3), exceed 300,000 shares of Common Stock per calendar year thereafter (as adjusted proportionally for stock dividends, stock splits, combinations, recapitalizations and the like)), or

                  (3) the exercise of currently outstanding options and warrants that were issued in connection with the Securities Purchase Agreement between the Company and certain investors as parties thereto dated August 31, 2005.

            (f) Consideration Received.

            For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 8, the following shall apply:

                  (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                  (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors based on a written opinion of an internationally recognized investment banking, appraisal or valuation firm that is not an Affiliate of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Warrant Agent;

                  (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection (f)); and

                  (4) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit at a price per unit, the consideration shall be deemed to be the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors based on a written opinion of an internationally recognized investment banking, appraisal or valuation firm that is not an Affiliate of the Company and in accordance with GAAP whose determination shall be conclusive and described in a Board resolution, which shall be filed with the Warrant Agent, plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clauses (1) and (2) of this subsection
      (f)).

            (g) Fair Value.

            For purposes of Sections 8(b), (c), (d) and (e) hereof, the "Fair Value" per share of Common Stock at any date of determination shall be (1) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "Non-Affiliate Sale"), the price per security at which such security is sold and (2) in connection with any sale by the Company to an Affiliate of the Company, (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination and (b), if clause (a) is not applicable, the fair market value of such security determined in good faith by
(i) a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors (as defined below), and approved in a Board resolution delivered to the Warrant Agent, along with an Officer's Certificate indicating that such Board Resolution was adopted by a majority of the Disinterested Directors or (ii) an internationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

            For purposes of this Section 8(g), "Disinterested Director" means, in connection with any issuance of securities that gives rise to a determination of the Fair Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

            For purposes of this Section 8(g), "Affiliate" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

            (h) When De Minimis Adjustment May Be Deferred.

            No adjustment in the applicable Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the applicable Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made by the Company to the nearest cent or to the nearest 1/100th of a share, as the case may be, it being understood that no such rounding shall be made under subsection (o).

            (i) When No Adjustment Required.

            With respect to Warrants of any holder, no adjustment need be made for a transaction referred to Section 8(a), (b), (c), (d) or (e) hereof, if such holder is to participate (without being required to exercise its Warrants) in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or (ii) a change in the par value or no par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

            (j) Notice of Adjustment.

            Whenever the applicable Exercise Price is adjusted, the Company shall provide the notices required by Section 10 hereof.

            (k) Reorganization of Company.

                  (1) If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such sale or conveyance shall have been made, shall enter into (i) a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8 and
      (ii) a supplement to the Equity Registration Rights Agreement providing for the assumption of the Company's obligations thereunder. The successor company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement and Equity Registration Rights Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an Affiliate of the formed, surviving, transferee or lessee corporation, such issuer shall join in the supplemental Warrant Agreement and Equity Registration Rights Agreement. If this Section 8(k) shall be applicable, Sections 8(a), (b), (c), (d), (e) and (f) hereof shall not be applicable.

                  (2) Notwithstanding subclause (1) above, if (A) the Company consolidates or merges with or into, or sells, transfers or leases all or substantially all its assets to, any Person and in connection therewith, the consideration payable to holders of shares of the Common Stock in exchange for their shares of Common Stock is payable solely in cash or (B) proceedings commence for the voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Warrants shall automatically be exercised into such number of Warrant Shares as is determined pursuant to the provisions of Section 4(a), and the Warrant certificate representing such Warrants shall be deemed cancelled. As a result of such conversion, each holder of Warrant Shares shall be entitled to receive distributions on an equal basis with the holders of the shares of Common Stock. If this Section 8(k) applies to a transaction, Sections 8(a), (b), (c), (d) and (e) hereof do not apply.

            (l) Company Determination Final.

            Any determination that the Company or the Board of Directors must make pursuant to Section 8(a), (b), (c), (d), (e), (f), (g), (h) or (i) hereof is conclusive.

            (m) Warrant Agent's Disclaimer.

            The Warrant Agent shall have no duty to determine when an adjustment under this Section 8 should be made, how it should be made or what it should be. The Warrant Agent shall have no duty to determine whether a supplemental warrant agreement under Section 8(k) need be entered into or whether any provisions of a supplemental Warrant Agreement under Section 8(k) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 8. The Warrant Agent shall not be required to make or be responsible for any calculations under this Section 8.

            (n) When Issuance or Payment May Be Deferred.

            In any case in which this Section 8 shall require that an adjustment in the applicable Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the applicable Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 9 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

            (o) Adjustment in Number of Shares.

            Upon each adjustment of the applicable Exercise Price pursuant to this Section 8, each Warrant outstanding prior to the making of the adjustment in the applicable Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

        N'    =   N     x     E
                             ----
                              E'

where:

              N'   =    the adjusted number of Warrant Shares issuable upon
                        exercise of a Warrant by payment of the adjusted
                        Exercise Price.

              N    =    the number or Warrant Shares previously issuable upon
                        exercise of a Warrant by payment of the Exercise Price prior to adjustment.

              E'   =    the adjusted Exercise Price.

              E    =    the Exercise Price prior to adjustment.

            (p) Form of Warrants.

            Irrespective of any adjustments in the applicable Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

SECTION 9. FRACTIONAL INTERESTS

            The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Fair Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

SECTION 10. NOTICES TO WARRANT HOLDERS

            (a) Upon any adjustment of the applicable Exercise Price pursuant to
Section 8 hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the applicable Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the applicable Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of Warrants at the address appearing on the Warrant register for each such registered holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

            (b) In the event:

            (i) that the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

            (ii) that the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles or dividends payable in shares of Common Stock or distributions referred to in Section 8(a) hereof);

            (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

            (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (v) that the Company proposes to take any action which would require an adjustment of the applicable Exercise Price pursuant to Section 8 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of Warrants at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 11. MERGER, CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT

            (a) Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 13 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

            (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

SECTION 12. WARRANT AGENT

            The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

            (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

            (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

            (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

            (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement. The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Agreement against the Company and defending itself against any claim (whether asserted by the Company or any holder of the Warrants or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or bad faith. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed.

            (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

            (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

            (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the applicable Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

            (j) The Warrant Agent shall not be required to risk or expend its own funds on the performance of it obligations and duties hereunder.

            (k) in no event shall the Warrant Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 13. CHANGE OF WARRANT AGENT

            If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the Warrant Agent or the registered holder of any Warrant may, at the expense of the Company, apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders (other than the Company and any Affiliate thereof) of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; provided that the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 13, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

SECTION 14. REPORTS

            (a) The Company agrees with each holder, for so long as any Warrants or Warrant Shares remain outstanding and during any period in which the Company
(i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any holder, to such holder or beneficial owner of Warrants or Warrant Shares in connection with any sale thereof and any prospective purchaser of such Warrants or Warrant Shares designated by such holder or beneficial owner, the information required by Rule 144(A)(d)(4) under the Securities Act in order to permit resales of such Warrants or Warrant Shares pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Warrants or Warrant Shares pursuant to Rule 144A.

            (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants and the Warrant Shares under this Section 14.

SECTION 15. NOTICES TO COMPANY AND WARRANT AGENT

            Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on the Company shall be sufficiently given or made when received if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) or delivered by facsimile as follows:

                   Harbin Electric, Inc.
                   No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                   Harbin Kai Fa Qu
                   Harbin 150060
                   P.R. China
                   Telecopier No.:  +86 451 8611 6769
                   Attention:  Yang Tianfu, CEO

              With a copy to:

                   Reed Smith LLP
                   Two Embarcadero Center, Suite 2000
                   San Francisco, CA 94111
                   U.S.A.
                   Telecopier No.:  +1 415 391 8269
                   Attention:  Robert Smith, Esq.

            In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Warrant Agent.

            Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), or delivered by facsimile, to and received by the Warrant Agent at its corporate trust office as follows:

                   The Bank of New York
                   101 Barclay Street - 21st Floor
                   West New York, NY 10286
                   U.S.A.
                   Telecopier No.: +1 212 815 5802 or +1 212 815 5803
                   Attention:  Global Finance Unit

              With a copy to:

                   Pryor Cashman Sherman & Flynn LLP
                   410 Park Ave., 11th Floor
                   New York, NY 10022
                   U.S.A.
                   Telecopier No.: +1 212 798 6307
                   Attention:  Ronald T. Sarubbi, Esq.

SECTION 16. SUPPLEMENTS AND AMENDMENTS

            The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially adversely affect the interests of the holders of Warrants.

            Any amendment or supplement to this Agreement that has a materially adverse effect on the interests of the holders of First Tranche 2012 Warrants shall require the written consent of the holders of a majority of the then outstanding First Tranche 2012 Warrants (excluding First Tranche 2012 Warrants held by the Company or any of its Affiliates). Any amendment or supplement to this Agreement that has a materially adverse effect on the interests of the holders of Second Tranche 2012 Warrants shall require the written consent of the holders of a majority of the then outstanding Second Tranche 2012 Warrants (excluding Second Tranche 2012 Warrants held by the Company or any of its Affiliates). Any amendment or supplement to this Agreement that has a materially adverse effect on the interests of the holders of 2009 Warrants shall require the written consent of the holders of a majority of the then outstanding 2009 Warrants (excluding 2009 Warrants held by the Company or any of its Affiliates).

            The consent of each holder of Warrants affected shall be required for any amendment pursuant to which the applicable Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement). In executing or accepting any supplement, modification or amendment to this Agreement, the Warrant Agent shall be entitled to receive, and shall be fully protected in relying upon, an opinion of counsel stating that the execution of such supplement, modification or amendment is authorized or permitted by this Agreement and all conditions precedent herein have been complied with. The Warrant Agent may, but shall not be obligated to, enter into any such supplement, modification or amendment which affects the Warrant Agent's own rights, duties or immunities under this Agreement or otherwise.

SECTION 17. SUCCESSORS

            All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 18. TERMINATION

            This Agreement shall terminate at 5:00 p.m., New York City time on the final Expiration Date of the 2012 Warrants. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 12 shall survive such termination.

SECTION 19. GOVERNING LAW

            This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

SECTION 20. JURISDICTION

            The Company agrees that any suit, action or proceeding against it arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

SECTION 21. BENEFITS OF THIS AGREEMENT

            Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of Warrants.

SECTION 22. COUNTERPARTS

            This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                        HARBIN ELECTRIC, INC.

                        By:  /s/ Tianfu Yang
                           -----------------------------------------------
                            Name:  Tianfu Yang
                            Title:  Chief Executive Officer

                        THE BANK OF NEW YORK, A NEW YORK BANKING CORPORATION, as Warrant Agent

                        By:  /s/ Lici Zhu
                           -----------------------------------------------
                            Name:  Lici Zhu
                            Title:  Assistant Treasurer

                      [SIGNATURE PAGE TO WARRANT AGREEMENT]

                                   EXHIBIT A-1

                [Form of First Tranche 2012 Warrant Certificate]

                                     [Face]

                             [GLOBAL WARRANT LEGEND]

      THIS GLOBAL WARRANT IS HELD BY THE COMMON DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR COMMON DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                              [REGULATION S LEGEND]

      THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND THE WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO TRANSFER OR EXERCISE ANY INTEREST IN THIS WARRANT, THE BENEFICIAL HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT REGISTRAR EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH BENEFICIAL HOLDER BY ACCEPTING AN INTEREST IN THIS WARRANT AGREES THAT ANY HEDGING TRANSACTION INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                            2,192,308 Warrant Shares

No. 1
ISIN No. USU245151134
Common Code: 026615127

                               Warrant Certificate

                              HARBIN ELECTRIC, INC.

            This Warrant Certificate certifies that The Bank of New York Depository (Nominees) Limited, or its registered assigns, as common depository for Clearstream Banking, societe anonyme ("Clearstream") and/or Euroclear Bank S.A./N.V. as operator of the Euroclear System, ("Euroclear"), is the registered holder of the number set forth above of Warrants expiring August 30, 2012 (the "Warrants") to purchase Common Stock, par value $.00001 (the "Common Stock"), of Harbin Electric, Inc., a Nevada corporation (the "Company"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the date hereof until 5:00 p.m. New York City Time on August 30, 2012 to receive from the Company 2,192,308 fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price (the "Exercise Price") of $7.80 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

            No Warrant may be exercised after 5:00 p.m., New York City Time on August 30, 2012. To the extent not exercised by such time, any such Warrant shall become void.

            Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

            This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

            IN WITNESS WHEREOF, Harbin Electric, Inc. has caused this Warrant Certificate to be signed below.

Dated: August 30, 2006
                        HARBIN ELECTRIC, INC.

                        By:
                           -------------------------------------------
                           Name:
                           Title:

Countersigned:

THE BANK OF NEW YORK,
a New York banking corporation

as Warrant Agent

By:
   -----------------------------------------
Authorized Signatory

           [SIGNATURE PAGE TO FIRST TRANCHE 2012 WARRANT CERTIFICATE]

                        [Reverse of Warrant Certificate]

            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m. New York City time on August 30, 2012 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of August 30, 2006 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, a New York banking corporation, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            Warrants may be exercised at any time on or after the date hereof and on or before 5:00 p.m. New York City time on August 30, 2012. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at its corporate trust office set forth in Section 15 of the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

            The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

            The Company has agreed pursuant to an Equity Registration Rights Agreement dated as of August 30, 2006 to, as promptly as practicable, file a registration statement on an appropriate form under the Securities Act of 1933 (the "Securities Act") covering the resale of the Warrant Shares. The Company will use its reasonable best efforts to cause any such registration statement to be declared effective and to keep such registration statement continuously effective under the Securities Act in order to permit the resale of the Warrant Shares by the holders thereof until the Warrant Shares (i) have been sold pursuant thereto or (ii) may be sold without volume limitations pursuant to Rule 144(k).

            Warrant Certificates, when surrendered at the corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentation for registration of transfer of this Warrant Certificate at the corporate trust office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

            This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

            The Company agrees that any suit, action or proceeding against it arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Common Stock and herewith tenders payment for such shares to the order of HARBIN ELECTRIC, INC., in the amount of [Warrants equal in fair market value] [Notes equal in principal amount] to $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such Warrant Certificate be delivered to whose address is ____________________.

            The undersigned hereby certifies that (i) it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person, or (ii) the undersigned is providing herewith an opinion of counsel to the effect that the Warrant and the shares of Common Stock to be delivered upon exercise thereof have been registered under the Securities Act of 1933 or are exempt from registration thereunder.

                                        ----------------------------------------
                                        Signature

Date:

                                        ----------------------------------------
                                        Signature Guaranteed

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP.

              SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                                             Number of Warrants
                   Amount of decrease   Amount of increase     in this Global
                      in Number of         in Number of      Warrant following       Signature of
                    warrants in this     Warrants in this     such decrease or    authorized officer
Date of Exchange     Global Warrant       Global Warrant          increase         of Warrant Agent
----------------     --------------       --------------          --------         ----------------

                                   EXHIBIT A-2

                [Form of Second Tranche 2012 Warrant Certificate]

                                     [Face]

                             [GLOBAL WARRANT LEGEND]

      THIS GLOBAL WARRANT IS HELD BY THE COMMON DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR COMMON DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                              [REGULATION S LEGEND]

      THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND THE WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO TRANSFER OR EXERCISE ANY INTEREST IN THIS WARRANT, THE BENEFICIAL HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT REGISTRAR EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH BENEFICIAL HOLDER BY ACCEPTING AN INTEREST IN THIS WARRANT AGREES THAT ANY HEDGING TRANSACTION INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                525,830 Warrants
No. 1
ISIN No. USU245151399
Common Code: 026615194

                               Warrant Certificate

                              HARBIN ELECTRIC, INC.

            This Warrant Certificate certifies that The Bank of New York Depository (Nominees) Limited, or its registered assigns, as common depository for Clearstream Banking, societe anonyme ("Clearstream") and/or Euroclear Bank S.A./N.V. as operator of the Euroclear System, ("Euroclear"), is the registered holder of the number set forth above of Warrants expiring August 30, 2012 (the "Warrants") to purchase Common Stock, par value $.00001 (the "Common Stock"), of Harbin Electric, Inc., a Nevada corporation (the "Company"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the date hereof until 5:00 p.m. New York City Time on August 30, 2012 to receive from the Company 525,830 fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price (the "Exercise Price") of $10.84 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

           No Warrant may be exercised after 5:00 p.m., New York City
Time on August 30, 2012. To the extent not exercised by such time, any such Warrant shall become void.

           Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

           This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

           This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

            IN WITNESS WHEREOF, Harbin Electric, Inc. has caused this Warrant Certificate to be signed below.

Dated: August 30, 2006
                                  HARBIN ELECTRIC, INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

Countersigned:

THE BANK OF NEW YORK,
a New York banking corporation

as Warrant Agent

By:_____________________________________
Authorized Signatory


          [SIGNATURE PAGE TO SECOND TRANCHE 2012 WARRANT CERTIFICATE]

                        [Reverse of Warrant Certificate]

            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m. New York City time on August 30, 2012 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of August 30, 2006 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, a New York banking corporation, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            Warrants may be exercised at any time on or after the date hereof and on or before 5:00 p.m. New York City time on August 30, 2012. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at its corporate trust office set forth in Section 15 of the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

            The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

            The Company has agreed pursuant to an Equity Registration Rights Agreement dated as of August 30, 2006 to, as promptly as practicable, file a registration statement on an appropriate form under the Securities Act of 1933 (the "Securities Act") covering the resale of the Warrant Shares. The Company will use its reasonable best efforts to cause any such registration statement to be declared effective and to keep such registration statement continuously effective under the Securities Act in order to permit the resale of the Warrant Shares by the holders thereof until the Warrant Shares (i) have been sold pursuant thereto or (ii) may be sold without volume limitations pursuant to Rule 144(k).

            Warrant Certificates, when surrendered at the corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentation for registration of transfer of this Warrant Certificate at the corporate trust office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

            This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

            The Company agrees that any suit, action or proceeding against it arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Common Stock and herewith tenders payment for such shares to the order of HARBIN ELECTRIC, INC., in the amount of [Warrants equal in fair market value] [Notes equal in principal amount] to $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such Warrant Certificate be delivered to whose address is ____________________ .

            The undersigned hereby certifies that (i) it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person, or (ii) the undersigned is providing herewith an opinion of counsel to the effect that the Warrant and the shares of Common Stock to be delivered upon exercise thereof have been registered under the Securities Act of 1933 or are exempt from registration thereunder.

                                        ----------------------------------------
                                        Signature

Date:

                                        ----------------------------------------
                                        Signature Guaranteed

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP.

              SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                                             Number of Warrants
                   Amount of decrease   Amount of increase     in this Global
                      in Number of         in Number of      Warrant following       Signature of
                    warrants in this     Warrants in this     such decrease or    authorized officer
Date of Exchange     Global Warrant       Global Warrant          increase         of Warrant Agent
----------------     --------------       --------------          --------         ----------------

                                   EXHIBIT A-3

                       [Form of 2009 Warrant Certificate]

                                     [Face]

                             [GLOBAL WARRANT LEGEND]

      THIS GLOBAL WARRANT IS HELD BY THE COMMON DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR COMMON DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                              [REGULATION S LEGEND]

      THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND THE WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO TRANSFER OR EXERCISE ANY INTEREST IN THIS WARRANT, THE BENEFICIAL HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT REGISTRAR EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH BENEFICIAL HOLDER BY ACCEPTING AN INTEREST IN THIS WARRANT AGREES THAT ANY HEDGING TRANSACTION INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                769,230 Warrants
No. 1
ISIN No. USU245151217
Common Code: 026615267

                               Warrant Certificate

                              HARBIN ELECTRIC, INC.

            This Warrant Certificate certifies that The Bank of New York Depository (Nominees) Limited, or its registered assigns, as common depository for Clearstream Banking, societe anonyme ("Clearstream") and/or Euroclear Bank S.A./N.V. as operator of the Euroclear System, ("Euroclear"), is the registered holder of the number set forth above of Warrants expiring August 30, 2009 (the "Warrants") to purchase Common Stock, par value $.00001 (the "Common Stock"), of Harbin Electric, Inc., a Nevada corporation (the "Company"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the date hereof until 5:00 p.m. New York City Time on August 30, 2009 to receive from the Company 769,230 fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price (the "Exercise Price") of $7.80 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

            No Warrant may be exercised after 5:00 p.m., New York City Time on August 30, 2009. To the extent not exercised by such time, any such Warrant shall become void.

            Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

            This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

            IN WITNESS WHEREOF, Harbin Electric, Inc. has caused this Warrant Certificate to be signed below.

Dated: August 30, 2006
                                  HARBIN ELECTRIC, INC.

                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

Countersigned:

THE BANK OF NEW YORK,
a New York banking corporation

as Warrant Agent

By:_____________________________________
Authorized Signatory


                  [SIGNATURE PAGE TO 2009 WARRANT CERTIFICATE]

                        [Reverse of Warrant Certificate]

            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m. New York City time on August 30, 2009 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of August 30, 2006 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, a New York banking corporation, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            Warrants may be exercised at any time on or after the date hereof and on or before 5:00 p.m. New York City time on August 30, 2009. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at its corporate trust office set forth in Section 15 of the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

            The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

            The Company has agreed pursuant to an Equity Registration Rights Agreement dated as of August 30, 2006 to, as promptly as practicable, file a registration statement on an appropriate form under the Securities Act of 1933 (the "Securities Act") covering the resale of the Warrant Shares. The Company will use its reasonable best efforts to cause any such registration statement to be declared effective and to keep such registration statement continuously effective under the Securities Act in order to permit the resale of the Warrant Shares by the holders thereof until the Warrant Shares (i) have been sold pursuant thereto or (ii) may be sold without volume limitations pursuant to Rule 144(k).

            Warrant Certificates, when surrendered at the corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentation for registration of transfer of this Warrant Certificate at the corporate trust office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

            This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

            The Company agrees that any suit, action or proceeding against it arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Common Stock and herewith tenders payment for such shares to the order of HARBIN ELECTRIC, INC., in the amount of [Warrants equal in fair market value] [Notes equal in principal amount] to $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such Warrant Certificate be delivered to whose address is ____________________.

            The undersigned hereby certifies that (i) it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person, or (ii) the undersigned is providing herewith an opinion of counsel to the effect that the Warrant and the shares of Common Stock to be delivered upon exercise thereof have been registered under the Securities Act of 1933 or are exempt from registration thereunder.

                                        ----------------------------------------
                                        Signature

Date:

                                        ----------------------------------------
                                        Signature Guaranteed

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP.

              SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                                             Number of Warrants
                   Amount of decrease   Amount of increase     in this Global
                      in Number of         in Number of      Warrant following       Signature of
                    warrants in this     Warrants in this     such decrease or    authorized officer
Date of Exchange     Global Warrant       Global Warrant          increase         of Warrant Agent
----------------     --------------       --------------          --------         ----------------

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Harbin Electric, Inc.
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu
Harbin 150060
P.R. China

The Bank of New York
101 Barclay Street - 21st Floor West
New York, NY 10286
U.S.A.
Attention: Global Finance Unit

Re:  Warrants

            Reference is hereby made to the Warrant Agreement, dated as of August 30, 2006 (the "Warrant Agreement"), between Harbin Electric, Inc., as issuer (the "Company"), and The Bank of New York, a New York banking corporation, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

            ___________________, (the "Transferee") proposes to acquire
___________ number of Warrant[s] or interest in such Warrant[s] (the "Transfer"). In connection with the Transfer, the Transferee hereby agrees (i) that any hedging transactions involving the Warrants or the securities issuable upon exercise thereof may not be conducted unless in compliance with the Securities Act and (ii) such Transferee will only resell the Warrants or the securities issuable upon exercise of the Warrants in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Transferee further certifies that:

                             [CHECK ALL THAT APPLY]

            1. |_| Check if Transferee will take delivery of a beneficial interest in the Global Warrant or a Definitive Warrant pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the U.S. Securities Act of 1933 (the "Securities Act") and, accordingly, the Transferee hereby further certifies that (i) the Transferee is not a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and the Transfer was not prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Distribution Compliance Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Certificate, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer printed on the Global Warrant and/or the Definitive Warrant and the Securities Act.

            2. |_| Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act and in compliance with the transfer restrictions contained in the Warrant Certificate and any applicable blue sky securities laws of any State of the United States.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                    --------------------------------------------
                                           [Insert Name of Transferee]

                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

Dated:  _________________

                                       B-2